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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 2003

                              THE BISYS GROUP, INC.

             (Exact name of registrant as specified in its charter)


           Delaware                      0-19922                 13-3532663
(State or other Jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)


                    90 Park Avenue, New York, New York 10016
                    (Address of principal executive offices)

                                 (212) 907-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.                        Description
                  -----------                        -----------
                  99.1                               Press Release issued by
                                                     The BISYS Group, Inc.
                                                     dated April 22, 2003.

Item 9. Regulation FD Disclosure (information required by Item 12 of Form 8-K is being furnished under this Item 9 pursuant to SEC interim filing guidance dated March 27, 2003).

         On April 22, 2003, The BISYS Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE BISYS GROUP, INC.

                                          By:      /s/ Kevin J. Dell
                                                   -----------------------------
                                                   Kevin J. Dell
                                                   Executive Vice President,
                                                   General Counsel and Secretary

Date: April 22, 2003

                                        2
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                                  EXHIBIT INDEX

         Exhibit No.                        Description
         -----------                        -----------
         99.1                               Press Release issued by
                                            The BISYS Group, Inc.
                                            dated April 22, 2003.